Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2018
Other Income and Expenses [Abstract]
Interest income	$ (4,233)	$ (6,225)	$ (6,602)
Interest expense	10,427	3,911	2,764
Foreign exchange loss	3,382	7,860	6,173
Other, net	1,860	(3,687)	4,431
Total	$ 11,436	$ 1,859	$ 6,766